UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 14, 2024
_________________________
GoHealth, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-39390	85-0563805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W Merchandise Mart Plaza, Suite 1750		60654
Chicago,	Illinois
(Address of principal executive offices)		(Zip Code)
(312) 386-8200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GOCO	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A is being filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2024 (“Original Filing”). The sole purpose of this Amendment is to furnish a corrected Exhibit 99.1, due to an inadvertent error that omitted the “Goodwill and intangible asset impairment charges” line in the operating activities section and the “Payment of preferred stock dividends” line in the investing activities section of the unaudited Consolidated Statements of Cash Flows. No other changes have been made to the Original Filing. Other than as described above, this Amendment does not modify or update any disclosures in the Original Filing nor does it reflect any events that may have occurred subsequent to the Original Filing.

Item 2.02.    Results of Operations and Financial Condition.
On March 14, 2024, GoHealth, Inc. issued a corrected press release announcing its financial results for the year ended December 31, 2023. A copy of the corrected press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A.
The information furnished pursuant to this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Exhibit Description
99.1	Press release, dated March 14, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GoHealth, Inc. (Registrant)

Date:	March 14, 2024	By:	/s/ Jason Schulz
Jason Schulz Chief Financial Officer (Principal Financial and Accounting Officer)